SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 5, 1999


                             HOLMES PRODUCTS CORP.

               (Exact Name of Registrant as Specified in Charter)


   Massachusetts                      333-44473                  04-2768914

(State or Other Jurisdiction       (Commission File         (IRS Employer
of Incorporation)                  Number)                  Identification No.)

                    233 Fortune Boulevard, Milford, MA 01757
              (Address of Principal Executive Officer) (Zip Code)


       Registrant's telephone number, including area code: (508) 634-8050


                                 Not applicable

         (Former Name or Former Address, if changed since Last Report)




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Item 2.   Acquisition or Disposition of Assets.

          On February 5, 1999, Holmes Products Corp., a Massachusetts corporation ("Holmes"), through its wholly-owned subsidiary, Moriarty Acquisition Corp., a Delaware corporation ("Moriarty"), completed its acquisition of The Rival Company, a Delaware corporation that designs, manufactures and markets consumer products for use in the kitchen and home, as well as industrial and building supply products ("Rival"). The acquisition was completed pursuant to a tender offer by Moriarty for Rival's common stock at a price of $13.75 in cash per share, and a subsequent merger pursuant to the short-form merger provisions of Delaware law. Holmes financed the acquisition through debt and equity transactions. Copies of the definitive financing documents from these transactions are attached as Exhibits hereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired

          The required financial statements of The Rival Company are incorporated herein by reference from The Rival Company's (1) Annual Report on Form 10-K for the fiscal year ended June 30, 1998 and (2) Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1998, filed with the Commission on September 4, 1998 and November 2, 1998, respectively, pursuant to the Securities Exchange Act of 1934, as amended.


     (b)  Pro Forma Financial Information

          The unaudited pro forma combined condensed financial statements of Holmes as of September 30, 1998, for the year ended December 31, 1997, for the nine months ended September 30, 1998 and for the twelve months ended September 30, 1998 are attached as Exhibits hereto.


     (c)  Exhibits.

          10.1 Investors Subscription Agreement dated February 5, 1999 by and among Holmes Products Corp. and certain investors.

          10.2 Indenture dated as of February 5, 1999 among Holmes Products Corp., certain of its subsidiaries and State Street Bank and Trust Company, as trustee.

          10.3 Registration Rights Agreement dated as of February 5, 1999 by and among Holmes Products Corp., certain of its subsidiaries and BancBoston Robertson Stephens Inc. and Lehman Brothers Inc.


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          10.4      Amended and Restated Revolving Credit and Term Loan
                    Agreement dated as of February 5, 1999 among Holmes
                    Products Corp., Moriarty Acquisition Corp., The Rival Company, Holmes Products (Far East) Limited, Esteem Industries Limited, Raider Motor Corporation, Holmes Products (Europe) Limited, Bionaire International B.V., Patton Electric Hong Kong, Limited, and The Rival Company of Canada, Ltd., BankBoston, N.A. and the other lending institutions party thereto, BankBoston, N.A. as Administrative Agent and Lehman Commercial Paper Inc. as Documentation Agent, with BancBoston Robertson Stephens Inc. as Syndication Agent and Arranger and Lehman Brothers Inc. as Co-Arranger.

          99.1 Unaudited pro forma combined condensed financial statements of Holmes Products Corp. as of September 30, 1998, for the year ended December 31, 1997, for the nine months ended September 30, 1998 and for the twelve months ended September 30, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Holmes Products Corp.
                                           (Registrant)


                                           By:  /s/ Ira B. Morgenstern
                                              --------------------------
                                           Name:  Ira B. Morgenstern
                                           Title: Senior Vice President-Finance


Date: February 10, 1999

                                 EXHIBIT INDEX

Exhibit Number      Title
--------------      -----


     10.1 Investors Subscription Agreement dated February 5, 1999 by and among Holmes Products Corp. and certain investors.


     10.2 Indenture dated as of February 5, 1999 among Holmes Products Corp., certain of its subsidiaries and State Street Bank and Trust Company, as trustee.


     10.3 Registration Rights Agreement dated as of February 5, 1999 by and among Holmes Products Corp., certain of its subsidiaries and BancBoston Robertson Stephens Inc. and Lehman Brothers Inc.

     10.4 Amended and Restated Revolving Credit and Term Loan Agreement dated as of February 5, 1999 among Holmes Products Corp., Moriarty Acquisition Corp., The Rival Company,
                    Holmes Products (Far East) Limited, Esteem Industries Limited, Raider Motor Corporation, Holmes Products (Europe) Limited, Bionaire International B.V., Patton Electric Hong Kong, Limited, and The Rival Company of Canada, Ltd., BankBoston, N.A. and the other lending institutions party thereto, BankBoston, N.A. as Administrative Agent and
                    Lehman Commercial Paper Inc. as Documentation Agent, with BancBoston Robertson Stephens Inc. as Syndication Agent and Arranger and Lehman Brothers Inc. as Co-Arranger.


     99.1 Unaudited pro forma combined condensed financial statements of Holmes Products Corp. as of September 30, 1998, for the year ended December 31, 1997, for the nine months ended September 30, 1998 and for the twelve months ended September 30, 1998.